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                                                                      EXHIBIT 10
                                 FIRST AMENDMENT

      THIS FIRST AMENDMENT (this "Amendment") dated as of April 4, 2006, to the Credit Agreement referenced below, is by and among SYMBION, INC., a Delaware corporation (the "Borrower"), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent.

                               W I T N E S S E T H

      WHEREAS, a $150 million revolving credit facility has been extended to the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of March 21, 2005 among the Borrower, the Guarantors, the Lenders identified therein and the Administrative Agent; and

      WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Lenders have consented to the requested modifications on the terms and conditions set forth herein.

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

      2. Amendments.

      2.1 In Section 1.01 of the Credit Agreement, the definition of "Aggregate Revolving Commitments" is amended to read as follows:

            "Aggregate Revolving Commitments" means the Revolving Commitments of all the Lenders. The amount of the Aggregate Revolving Commitments in effect on the Closing Date is ONE HUNDRED NINETY-FIVE MILLION ($195,000,000).

      2.2 In the definition of "Permitted Acquisitions" in Section 1.01 of the Credit Agreement, the following phrase is added to the beginning of clause (d):

            "except in the case of the development of a de novo Center (in which case a Pro Forma Compliance Certificate will not be required),"

      2.3 In Section 1.01 of the Credit Agreement, the definitions of "Consolidated Net Worth" and "Consolidated Capitalization Ratio" are deleted.

      2.4 In Section 1.01 of the Credit Agreement, the term "Senior Secured Debt" is amended to read "Senior Secured Indebtedness".

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      2.5 Each reference to "Section 8.03(d)" in Section 1.01 and Section 9.03
of the Credit Agreement is amended to read "Section 8.03(j)".

      2.6 Each reference to "Section 8.01(f)" in Section 1.01 and Section 10.10 of the Credit Agreement is amended to read "Section 8.01(i)".

      2.7 In Section 7.12 of the Credit Agreement, the phrase ", if requested by the Administrative Agent," is added immediately prior to the phrase "favorable opinions of counsel" in clauses (a)(ii) and (b)(ii).

      2.8 In Section 7.12(a)(ii) of the Credit Agreement, the phrase "Sections 5.01(c) and (e)" is amended to read "Section 5.01(c) and Section 5.01(e)(i),
(ii) and (iv)".

      2.9 The phrase "(or such longer period as the Administrative Agent may agree in its sole discretion)" is added immediately following the phrase "thirty
(30) days" in each of Section 7.12(a), Section 7.14(d)(i), Section 7.14(d)(iii)(A) and Section 7.14(d)(iii)(B) of the Credit Agreement.

      2.10 The phrase "(or such longer period as the Administrative Agent may agree in its sole discretion)" is added immediately following the phrase "ninety
(90) days" in Section 7.14(d)(ii) of the Credit Agreement.

      2.11 Section 7.14(c)(ii)(B) of the Credit Agreement is amended to read as follows:

            (B) except in the case of purchase money debt, secured by perfected first priority Liens on substantially all of the Property (including both personal property and real property but excluding leased real property) of such Majority Interest Joint Venture or such Minority Interest Joint Venture (other than those listed on Schedule 7.14(c))

      2.12 In Section 8.02 of the Credit Agreement, clauses (n) and (o) are renumbered as clauses (o) and (p), and a new clause (n) is added thereto to read as follows:

            (n) loans to employees the proceeds of which are used to finance the purchase by such employees of Capital Stock in the Borrower, provided that the aggregate outstanding principal amount of such loans shall not at any time exceed $500,000; and

      2.13 Section 8.02(p) of the Credit Agreement (as relettered by this Amendment) is amended to read as follows:

            (p) Investments not otherwise permitted by the foregoing clauses in an amount not to exceed $2 million in the aggregate at any time outstanding.

      2.14 The following sentence is added to the end of Section 8.02 of the Credit Agreement:

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            Notwithstanding anything herein to the contrary, the Borrower and its Subsidiaries shall not write-off or otherwise forgive any Indebtedness owing by a Majority Interest Joint Venture or a Minority Interest Joint Venture to the Borrower or any Subsidiary, other than up to $1 million of Indebtedness in the aggregate in any fiscal year.

      2.15 Section 8.11(c) of the Credit Agreement is amended to read as follows:

            (c) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than (i) 3.0:1.0 for the fiscal quarters ending March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005, (ii) 3.50:1.0 for the fiscal quarters ending March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006
            and March 31, 2007, (iii) 3.25:1.0 for the fiscal quarters ending June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008 and (iv) 3.00:1.0 for the fiscal quarter ending June 30, 2008 and each fiscal quarter ending thereafter.

      2.16 Clauses (a) and (e) of Section 8.11 of the Credit Agreement are deleted in their entirety and replaced with "Reserved".

      2.17 Section 8.13(c) of the Credit Agreement is amended to read:

            (c) Without providing written notice to the Administrative Agent within thirty (30) days thereof, change its name, state of formation or form of organization.

      2.18 Schedule 1.01 is restated in its entirety to read as set forth on
Schedule 1.01 hereto.

      2.19 Schedule 2.01 is restated in its entirety to read as set forth on
Schedule 2.01 hereto.

      3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent:

            (a) receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Lenders;

            (b) receipt by the Administrative Agent of resolutions of the board of directors (or its equivalent) of each Loan Party approving this Amendment and authorizing the execution, delivery and performance thereof, in each case certified by a president, senior vice president, vice president, secretary or assistant secretary of such Loan Party to be true and correct as of the effective date of this Amendment; and

            (c) receipt by the Administrative Agent of all fees and expenses owing in connection with this Amendment.

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      4. No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

      5. Amendment is a "Loan Document"; Reaffirmation of Representations and Warranties. This Amendment is a Loan Document. Each Loan Party represents and warrants that each representation and warranty set forth in the Loan Documents is true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

      6. Reaffirmation of Security Interests. Each Loan Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and existing and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

      7. Reaffirmation of Guaranty. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Loan Documents.

      8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      9. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

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      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:    SYMBION , INC., a Delaware corporation

             By:________________________________________________________________
             Name:   Kenneth C. Mitchell
             Title:  Senior Vice President - Finance and Chief Financial Officer

GUARANTORS:  AMBULATORY RESOURCE CENTRES INVESTMENT COMPANY, INC.,
             a Washington corporation
             AMBULATORY RESOURCE CENTRES OF FLORIDA, INC., a Florida
                corporation
             AMBULATORY RESOURCE CENTRES OF MASSACHUSETTS, INC., a Tennessee corporation
             AMBULATORY RESOURCE CENTRES OF TEXAS, INC., a Tennessee
                corporation
             AMBULATORY RESOURCE CENTRES OF WASHINGTON, INC.,
                a Tennessee corporation
             AMBULATORY RESOURCE CENTRES OF WILMINGTON, INC.,
                a Tennessee corporation
             ARC DEVELOPMENT CORPORATION, a Tennessee corporation
             ARC DRY CREEK, INC., a Tennessee corporation
             ARC FINANCIAL SERVICES CORPORATION, a Tennessee corporation ARC NEW HARTFORD, INC., a Tennessee corporation
             ASC OF HAMMOND, INC., a Delaware corporation
             ASC OF NEW ALBANY, INC., an Indiana corporation
             HOUSTON PSC - I, INC., a Texas corporation
             LUBBOCK SURGICENTER, INC., a Texas corporation
             MEDISPHERE HEALTH PARTNERS MANAGEMENT OF TENNESSEE, INC., a Tennessee corporation
             MEDISPHERE HEALTH PARTNERS - OKLAHOMA CITY, INC., a
                Tennessee corporation
             NSC EDMOND, INC., an Oklahoma corporation
             PHYSICIANS SURGICAL CARE, INC., a Delaware corporation PHYSICIANS SURGICAL CARE MANAGEMENT, INC., a Delaware
                corporation
             PREMIER AMBULATORY SURGERY OF DUNCANVILLE, INC., a
                Delaware corporation
             PSC OF NEW YORK, L.L.C., a Delaware limited liability company SARC/ASHEVILLE, INC., a Tennessee corporation SARC/CIRCLEVILLE, INC., a Tennessee corporation SARC/COLUMBIA, INC., a Tennessee corporation
             SARC/DELAND, INC., a Tennessee corporation
             SARC/FT. MYERS, INC., a Tennessee corporation
             SARC/FW, INC., a Tennessee corporation
             SARC/GEORGIA, INC., a Tennessee corporation
             SARC/JACKSONVILLE, INC., a Tennessee corporation SARC/KNOXVILLE, INC., a Tennessee corporation
             SARC/LARGO, INC., a Tennessee corporation
             SARC/LARGO ENDOSCOPY, INC., a Tennessee corporation

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             SARC/METAIRIE, INC., a Tennessee corporation
             SARC/PROVIDENCE, INC., a Tennessee corporation SARC/SAVANNAH, INC., a Tennessee corporation SARC/ST. CHARLES, INC., a Tennessee corporation SARC/VINCENNES, INC., a Tennessee corporation

             By:________________________________________
             Name:   Kenneth C. Mitchell
             Title:  Vice President

             SARC/WORCESTER, INC., a Tennessee corporation
             SI/DRY CREEK, INC., a Tennessee corporation
             SI/ERIE, INC., a Tennessee corporation
             SMBIMS BIRMINGHAM, INC., a Tennessee corporation
             SMBIMS BROOKSVILLE, INC., a Tennessee corporation
             SMBIMS KIRKWOOD, INC., a Tennessee corporation
             SMBIMS STEUBENVILLE, INC., a Tennessee corporation
             SMBIMS TUSCALOOSA, INC., a Tennessee corporation
             SMBIMS WICHITA, LLC, a Tennessee limited liability company SURGICARE OF DELAND, INC., a Florida corporation
             SYMBION AMBULATORY RESOURCE CENTRES, INC., a Tennessee
                   corporation
             SYMBIONARC MANAGEMENT SERVICES, INC., a Tennessee
                   corporation
             SYMBION IMAGING, INC., a Tennessee corporation
             TEXARKANA SURGERY CENTER GP, INC., a Texas corporation
             UNIPHY HEALTHCARE OF LOUISVILLE, INC., a Tennessee corporation UNIPHY HEALTHCARE OF MEMPHIS III, INC., a Tennessee corporation UNIPHY HEALTHCARE OF MEMPHIS IV, INC., a Tennessee corporation VASC, INC., an Illinois corporation
             VILLAGE SURGICENTER, INC., a Delaware corporation

             By:_____________________________
             Name:   Kenneth C. Mitchell
             Title:  Vice President

             WILMINGTON SURGERY CENTER, L.P., a Tennessee limited partnership

             By: Ambulatory Resources Centres of Wilmington, Inc., its general partner

                  By:___________________________
                  Name:  Kenneth C. Mitchell
                  Title: Vice President

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             PSC DEVELOPMENT COMPANY, LLC, a Delaware limited liability company

             By:  Physicians Surgical Care, Inc., its sole member

                  By:___________________________
                  Name:    Kenneth C. Mitchell
                  Title:   Vice President

             PSC OPERATING COMPANY, LLC, a Delaware limited liability company

             By:  Physicians Surgical Care, Inc., its sole member

                  By:__________________________
                  Name:    Kenneth C. Mitchell
                  Title:   Vice President

             SARC/SAN ANTONIO, LLC, a Tennessee limited liability company

             By:  ARC Financial Services Corporation, its sole member

                  By:___________________________
                  Name:    Kenneth C. Mitchell
                  Title:   Vice President

             SARC/WEST HOUSTON, LLC, a Tennessee limited liability company

             By:  ARC Financial Services Corporation, its sole member

                  By:___________________________
                  Name:    Kenneth C. Mitchell
                  Title:   Vice President

             SMBISS ROSWELL, LLC, a Tennessee limited liability company

             By:  Symbion ARC Management Services, LLC

                  By:___________________________
                  Name:    Kenneth C. Mitchell
                  Title:   Vice President

             SMBISS SANDY SPRINGS, LLC, a Tennessee limited liability company

             By:  Symbion ARC Management Services, LLC

                  By:____________________________
                  Name:    Kenneth C. Mitchell
                  Title:   Vice President

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        UNIPHY HEALTHCARE OF JOHNSON CITY VI, LLC,
        a Tennessee limited liability company

        By:  Symbion, Inc.

             By:____________________________
             Name:    Kenneth C. Mitchell
             Title:   Senior Vice President-Finance and Chief Financial Officer

        UNIPHY HEALTHCARE OF MEMPHIS I, LLC, a Tennessee limited liability company

        By:  Symbion, Inc.

             By:____________________________
             Name:    Kenneth C. Mitchell
             Title:   Senior Vice President-Finance and Chief Financial Officer

        SMBISS - IRVINE, LLC, a Tennessee limited liability company
        SMBISS - BEVERLY HILLS, LLC, a Tennessee limited liability company SMBISS - THOUSAND OAKS, LLC, a Tennessee limited liability company SMBISS - ARCADIA, LLC, a Tennessee limited liability company SMBISS - ENCINO, LLC, a Tennessee limited liability company
        SMBISS - FLORIDA I, LLC, a Florida limited liability company

        By:  Symbion ARC Management Services, LLC

             By:____________________________
             Name:    Kenneth C. Mitchell
             Title:   Vice President

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ADMINISTRATIVE
AGENT:          BANK OF AMERICA, N.A., as Administrative Agent

                By:____________________________
                Name:
                Title:

LENDERS:        BANK OF AMERICA, N.A.,
                as a Lender, L/C Issuer and Swing Line Lender

                By:____________________________
                Name:
                Title:

                CREDIT SUISSE, Cayman Islands Branch
                (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch)

                By:____________________________
                Name:
                Title:

                By:____________________________
                Name:
                Title:

                KEYBANK NATIONAL ASSOCIATION

                By:____________________________
                Name:
                Title:

                SUNTRUST BANK

                By:_____________________________
                Name:
                Title:

                US BANK NATIONAL ASSOCIATION

                By:_____________________________
                Name:
                Title:

                LASALLE BANK NATIONAL ASSOCIATION

                By:______________________________
                Name:
                Title:

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                FIFTH THIRD BANK

                By:_____________________________
                Name:
                Title:

                RAYMOND JAMES BANK, FSB

                By:_____________________________
                Name:
                Title: